HELIX ENERGY SOLUTIONS

Second Quarter 2017 Conference Call



July 24, 2017

Navigating the present, focusing on the future.

HELIX ENERGY SOLUTIONS

Forward Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

Social Media

From time to time we provide information about Helix on Twitter (@Helix_ESG) and LinkedIn (www.linkedin.com/company/helix-energy-solutions-group).

Presentation Outline



ROV Operations on Grand Canyon II

Executive Summary



Executive Summary

($ in millions, except per share data)	Three Months Ended			Six Months Ended	
	6/30/2017	6/30/2016	3/31/2017	6/30/2017	6/30/2016
Revenues	**$ 150**	**$ 107**	**$ 105**	**$ 255**	**$ 198**
Gross profit (loss)	**$ 18**	**$ 6**	**$ (1)**	**$ 17**	**$ (11)**
	12%	*5%*	*-1%*	*7%*	*-6%*
Net loss	**$ (6)**	**$ (11)**	**$ (16)**	**$ (23)**	**$ (38)**
Diluted loss per share	**$ (0.04)**	**$ (0.10)**	**$ (0.11)**	**$ (0.16)**	**$ (0.36)**
Adjusted EBITDA[1]					
Business segments	$ 37	$ 23	$ 20	$ 57	$ 28
Corporate, eliminations and other	(7)	(8)	(5)	(13)	(12)
Adjusted EBITDA	**$ 30**	**$ 15**	**$ 15**	**$ 44**	**$ 16**

[1]Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 25.

HELIX ENERGY SOLUTIONS

Executive Summary

Operations

- Q2 2017 net loss of $6 million, $(0.04) per diluted share, compared to Q1 2017 net loss of $16 million, $(0.11) per diluted share
- Q2 2017 Adjusted EBITDA[1] of $30 million compared to Adjusted EBITDA of $15 million in Q1 2017
- Q2 2017 non-cash tax charge of $6.3 million related to a change in our position on foreign taxes, affecting our EPS by $(0.04) per diluted share
- Well Intervention – Q2 2017
  - Utilization of 90% across the well intervention fleet, including 77% in the GOM, 100% in the North Sea and 95% in Brazil
  - *Siem Helix 1* commenced operations for Petrobras on April 14th
- Robotics – Q2 2017
  - Robotics chartered vessels utilization 57%; ROVs, trenchers and ROVDrills utilization 42%
- Production Facilities – HFRS experienced 24 days of reduced rates as a result of the *Q4000* dry-dock

[1]Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 25.

Executive Summary

Balance Sheet

- Cash and cash equivalents totaled $390 million at 6/30/17
  - $100 million of cash proceeds from amended and restated term loan and $80 million of cash on hand used for repayment of outstanding term loan prior to its amendment and restatement in Q2 2017
  - $15 million of cash used for regularly scheduled principal debt repayments in Q2 2017
  - $46 million of cash used for capital expenditures in Q2 2017
- Long-term debt of $515 million at 6/30/17 compared to $609 million at 3/31/17
- Net debt[1] of $125 million at 6/30/17 compared to $72 million at 3/31/17; see debt instrument profile on slide 16

[1]Net debt is calculated as total long-term debt less cash and cash equivalents

HELIX ENERGY SOLUTIONS

Operational Highlights



HELIX ENERGY SOLUTIONS

Business Segment Results

($ in millions)

	Three Months Ended					
	6/30/2017		6/30/2016		3/31/2017	
Revenues						
Well Intervention	$ 113		$ 60		$ 75	
Robotics	33		39		22	
Production Facilities	15		19		16	
Intercompany elimination	(11)		(11)		(8)	
Total	$ 150		$ 107		$ 105	
Gross profit (loss)						
Well Intervention	22	*19%*	3	*5%*	5	*7%*
Robotics	(10)	*-29%*	(7)	*-17%*	(13)	*-58%*
Production Facilities	6	*41%*	10	*52%*	7	*43%*
Elimination and other	-		-		-	
Total	$ 18	*12%*	$ 6	*5%*	$ (1)	*-1%*

Second Quarter 2017

- 90% utilization across the well intervention fleet
- *Q4000* 63% utilization; *Q5000* 91% utilization
- *Well Enhancer* 100% utilization; *Seawell* 100% utilization
- *Siem Helix 1* commenced operations April 14th; 95% utilization
- Robotics achieved 57% utilization on chartered vessel fleet; 42% utilization of ROVs, trenchers and ROVDrills



Seawell

Well Intervention - GOM

Gulf of Mexico

- *Q5000* had 91% utilization in Q2 2017; the vessel completed contracted work with BP in early June; the vessel completed 37 days of work with two customers in early July and has contracted work through early August; the vessel is scheduled to resume work for BP in early September

- *Q4000* was 63% utilized in Q2 2017, completing dry-dock activities in early May; the vessel resumed well intervention work through the end of the quarter

- IRS #1 was not utilized in Q2 2017; the system is currently idle



Q5000



Q4000

Well Intervention – North Sea

North Sea

- *Well Enhancer* was 100% utilized in Q2 2017; the vessel primarily worked on an 11-well P&A program performing well suspension preparation activities
- *Seawell* was 100% utilized in Q2 2017; the vessel commenced a 150-day campaign performing P&A, diving operations and scale squeeze operations, operating in both 5" and 7" SIL modes; the campaign is expected to continue into to September



Well Enhancer



Seawell

Well Intervention - Brazil

Brazil

- *Siem Helix 1* commenced operations mid-April; 95% utilized in the quarter; vessel continued to work through items identified in the vessel acceptance process

- *Siem Helix 1* performed successful operations on 3 wells during Q2 2017; the vessel's financial performance has improved since it began commercial operations

- *Siem Helix 2* continued topside equipment installation and integration during the quarter, addressing issues identified during *Siem Helix 1* vessel acceptance; commercial operations expected to start in late Q4 2017


HELIX

Siem Helix 1

ENERGY SOLUTIONS

Robotics

- 57% chartered vessel fleet utilization in Q2 2017; 42% utilization for ROVs, trenchers and ROVDrills
- *Grand Canyon* (North Sea) had 63 days of utilization during Q2 2017 including 51 days trenching and 12 days on short term IRM and ROV support projects
- *Grand Canyon II* (GOM) had 61 days of utilization during Q2 2017 performing several short term ROV support spot work
- *Grand Canyon III* had 33 days of utilization following its delivery on May 1, 2017 including 23 days in June transiting to India to perform ROV support work installing subsea trees
- *Deep Cygnus* had 28 days of utilization during Q2 2017; the vessel is currently providing ROV support services for a trenching project in Egypt



ROV



Grand Canyon II

Utilization



100%
80%
60%
40%
20%
0%
90%
59%
54%
57%
37%
61%
42%
36%
48%
Q2 2017
Q1 2017
Q2 2016

Well Intervention Vessels
- *Q4000*
- *Skandi Constructor*[1, 2]
- *Seawell*
- *Well Enhancer*
- *Q5000*
- *Siem Helix 1*[1,3]

ROV and Trencher Support Vessels
- *Deep Cygnus*[1]
- *Grand Canyon*[1]
- *Grand Canyon II*[1]
- *Grand Canyon III*[1,4]
- *REM Installer*[1,5]
- *Spot vessels*[1]

ROVs and Trenchers
- 53 ROVs
- 2 ROVDrill units
- 5 Trenchers

[1]Chartered vessel
[2]Charter term expired in March 2017
[3]Vessel commenced service in April 2017
[4]Vessel entered fleet in May 2017
[5]Vessel returned to owner in July 2016

Key Financial Metrics



Huisman
SWL
50mt / 34m.
HELIX
HELIX

Debt Instrument Profile

Total funded debt[1] of $544 million at end of Q2 2017

- $60 million Convertible Senior Notes due 2032 – 3.25%[2]
- $125 million Convertible Senior Notes due 2022 – 4.25%
- $100 million Term Loan – LIBOR + 4.25%
  - Annual amortization payments of 5% in year 1, 10% in year 2 and 15% in year 3 with a final balloon payment of $70 million at maturity in 2020
- $80 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $179 million Q5000 Loan – LIBOR + 2.50%[3]
  - Quarterly amortization payments of approximately $8.9 million with a final balloon payment of $80 million at maturity in 2020


Debt Instrument Profile at 6/30/17
Principal Payment Schedule
($ in millions)
$400
$300
$200
$100
$0
$24
$110
$55
$174
$7
$174
2017
2018
2019
2020
2021
2022-2027
Term Loan
CSN 2032
MARAD
Q5000 Loan
CSN 2022

[1] Excludes unamortized debt discount and debt issuance costs
[2] Stated maturity 2032. First put/call date March 2018
[3] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan debt at 1.51% utilizing interest rate swaps

Debt & Liquidity Profile



($ in millions)
Debt [1]
Liquidity [2]
$2,000
$1,500
$1,000
$500
$0
$1,200
$900
$600
$300
$0
$1,996
$1,773
$1,338
$1,067
$1,338
$946
$1,138
$592
$1,002
$565
$554
$76
$537
$61
$749
$255
$626
$269
$515
$125
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
06/30/2017
LT Debt
Net Debt
Liquidity

Liquidity of approximately $390 million at 6/30/17

[1] Net of unamortized debt discount of our Convertible Senior Notes due 2022 and Convertible Senior Notes due 2032. Net debt is calculated as total long-term debt less cash and cash equivalents

[2] Liquidity is calculated as the sum of cash and cash equivalents and available capacity under our revolving credit facility

2017 Outlook



HELIX ENERGY SOLUTIONS

2017 Outlook: Forecast

($ in millions)	2017 Outlook	2016 Actual
Revenues	~590	$ 488
EBITDA	~ 105-125	90
CAPEX	~ 235	189
Revenue Split:		
Well Intervention	$ 400	$ 294
Robotics	160	161
Production Facilities	65	72
Elimination	(35)	(39)
Total	**~ 590**	**$ 488**

HELIX ENERGY SOLUTIONS

2017 Outlook: Well Intervention

- Total backlog as of June 30, 2017 was approximately $1.8 billion
- *Q4000* contracted backlog continues into Q4 2017; vessel has committed work into Q1 2018
- *Q5000* has contracted backlog with BP; BP has elected to utilize 270 days on the vessel in 2018
- IRS #1 is actively marketed as a rental unit
- Completion of 15K IRS system and ROAM expected during the second half of 2017; in discussions with several clients for 15K system that could include opportunity for work in Q4 2017
- *Seawell* has committed work into late November
- *Well Enhancer* has committed work into November, including a confirmed coiled tubing project in Q3 2017 after its successful introduction last year
- *Siem Helix 1* continues to work for Petrobras[1]
- *Siem Helix 2* contract revenues estimated to start in late Q4 2017

[1]Note – Because the Petrobras contracts for the *Siem Helix 1* have only recently commenced and we are still working through certain items identified in the vessel acceptance process, we have made certain assumptions in our forecast with respect to both the timing and our ability to address all the items identified in the acceptance process, as well as our operational performance, and therefore the impact of both of these factors on our operating results. Any significant variation to these assumptions could have a material impact on our outlook.

HELIX ENERGY SOLUTIONS

2017 Outlook: Robotics

- *Grand Canyon* is expected to have high utilization in Q3 2017 performing various trenching projects in North Sea; the vessel has good visibility for work continuing well into Q4 2017
- *Grand Canyon II* continues to bid for spot market opportunities in GOM
- *Grand Canyon III* is expected to have improved utilization in Q3 2017; its projects include installing subsea trees in India and a trenching project offshore Egypt
- *Deep Cygnus* has commenced a longer term ROV support services project in Egypt that is expected to continue at least through Q3 2017
- Expected trenching work days in 2017 have increased over 2016; renewables trenching market appears to be cycling up with continued improvement expected in 2018

2017 Outlook: Capital Expenditures

2017 Capital Expenditures[1] is currently forecasted at approximately $235 million, consisting of the following:

- Growth Capex - $220 million in growth capital, primarily for newbuilds currently underway, including:
  - $95 million for *Q7000*
  - $105 million for *Siem Helix 1* and *Siem Helix 2*
  - $20 million for intervention systems
- Maintenance Capex - $15 million for vessel maintenance and intervention system maintenance, including:
  - $10 million for *Q4000* and other dry-docks
  - $5 million for intervention systems

[1]Capital expenditures excludes approximately $34 million of net deferred mobilization costs for *Siem Helix 1* and *Siem Helix 2* in 2017. Deferred mobilization costs for *Siem Helix 1* were approximately $32 million in 2016.

2017 Outlook

Balance Sheet

- Entered into amended and restated credit agreement on June 30, 2017, which is comprised of a $150 million revolving credit facility and $100 million term loan; proceeds from the term loan and cash on hand used to re pay approximately $180 million term loan then outstanding under the credit agreement prior to its amendment and restatement
- Our total funded debt level is scheduled to decrease by $24 million ($544 million at 6/30/17 to $520 million at 12/31/17) as a result of scheduled principal repayments

Non-GAAP Reconciliations



HELIX ENERGY SOLUTIONS

Non-GAAP Reconciliations

($ in millions)	Three Months Ended			Six Months Ended		Twelve Months Ended
	6/30/2017	6/30/2016	3/31/2017	6/30/2017	6/30/2016	12/31/2016
Net loss	$ (6)	$ (11)	$ (16)	$ (23)	$ (38)	$ (81)
Adjustments:						
Income tax provision (benefit)	5	(4)	(5)	-	(14)	(12)
Net interest expense	7	7	5	12	18	31
Loss on early extinguishment of long-term debt	-	-	-	-	-	4
Other (income) expense, net	(1)	(1)	1	-	(3)	(4)
Depreciation and amortization	26	26	31	57	57	114
Goodwill impairment	-	-	-	-	-	45
Non-cash losses on equity investment	-	-	-	-	-	2
EBITDA	$ 31	$ 17	$ 16	$ 46	$ 20	$ 99
Adjustments:						
Gain on disposition of assets, net	-	-	-	-	-	(1)
Cash settlements of ineffective foreign currency exchange contracts	(1)	(2)	(1)	(2)	(4)	(8)
Adjusted EBITDA	$ 30	$ 15	$ 15	$ 44	$ 16	$ 90

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on early extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash goodwill impairment charge and non-cash losses on equity investment are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gain or loss on disposition of assets. In addition, we include realized losses from the cash settlements of our ineffective foreign currency exchange contracts, which are excluded from EBITDA as a component of net other income and expense. We use EBITDA to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measure of EBITDA provides useful information to the public regarding our ability to service debt and fund capital expenditures and may help our investors understand our operating performance and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA and Adjusted EBITDA differently from the way we do, which may limit their usefulness as comparative measures. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

HELIX
ENERGY SOLUTIONS

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HELIX
T1500

Navigating the present, ***focusing on the future.***